EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
EARNINGS PER SHARE
Schedule of earnings per share

	2024	2023	2022
Net loss for the period attributable to ordinary equity holders from continuing operations ($’000)	(55,102)	(34,637)	(228,961)
Finance Weighted average number of ordinary shares in issue (‘000)	607,879	503,917	473,930
Basic earnings/(loss) per share for continuing operations ($USD)	(0.09)	(0.07)	(0.48)